UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020 (June 30, 2020)

DIRECTVIEW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53741	04-3053538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Yamato Road., Suite 1240

Boca Raton, FL 33431

(Address of principal executive offices)

(561) 293-3726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2020, the Board of Directors (the “Board”) of DirectView Holdings, Inc. (the “Company”) appointed Mark D. Harris to the roles of President and Chief Operating Officer, effective June 30, 2020. Mr. Harris will perform the services and duties that are normally and customarily associated with the President and Chief Operating Officer positions, as well as other duties as the Board reasonably determines.

Mark D. Harris, 54, currently serves as President and Chief Revenue Officer of Virtual Surveillance, LLC and ApexCCCTV, LLC, both wholly owned subsidiaries of the Company. From 2008 to 2015, Mr. Harris joined Convergys Corporation as Senior Vice President, Global Technology Services, where he led service and support functions for the Convergys Interaction Technology division. In 2015, Mark acquired two companies: Virtual Surveillance, LLC (“Virtual Surveillance”) and ApexCCTV, LLC (“ApexCCTV”). Virtual Surveillance, an integrator of security products and low voltage technology such as security cameras, access control, structure cabling, WiFi and A/V, enables its clients to cost-effectively have a single vendor that can provide services across their geographically dispersed locations. ApexCCTV is an e-commerce site that specializes in security technology. Mark served as owner and President of both Virtual Surveillance and ApexCCTV until 2017 when both companies were purchased by the Company, where he continued to serve as President and then most recently as Chief Revenue Officer of both Virtual Surveillance and ApexCCTV.

There are no arrangements or understandings between Mr. Harris and any other persons pursuant to which he was appointed as President and Chief Operating Officer.

There are no family relationships between any of the Company’s directors or officers and Mr. Harris. There are no related party transactions involving Mr. Harris reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRECTVIEW HOLDINGS, INC.

Date: July 8, 2020		/s/ Gerry Czarnecki
	Name:	Gerry Czarnecki
	Title:	Chief Executive Officer